UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: January 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN ALL CAP FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

SEMI-ANNUAL REPORT

01.31.15

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the since inception performance for the Champlain All Cap Fund (CIPYX).

Performance for the periods ending January 31, 2015

			Since Fund’s Inception†
	6 months	1-year	Cumulative*	Annualized
CIPYX	-3.59%	7.89%	4.22%	3.89%
Russell 3000	4.38%	12.99%	9.42%	8.66%

†	Champlain All Cap Fund inception date: 12/31/13
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

In the past months ending January 31, 2015, the Champlain All Cap Fund returned –(3.59)% net of fees, underperforming the +4.38% return for the Russell 3000. The Fund outperformed strongly in the first half of 2014, but the second half proved challenging due to the portfolio’s overweight positioning in energy stocks and in European-based multinational companies, as well as an under-representation in surging small cap U.S. equities – each is discussed in detail below. Over the 12 months ending January 31, 2015, the Fund returned +7.89% versus a return of +12.99% for the Russell 3000.

While we experienced a difficult recent six months in an increasingly turbulent stock market environment, our investment positions changed modestly as we believe the companies we hold possess excellent valuation and long-term appreciation potential. The U.S. equity market has been the main beneficiary of a “flight to quality” effect in which global investors have been bidding up U.S. stocks and the value of the U.S. dollar to the detriment of most other markets and currencies. While this has been challenging near term to our international stock holdings and to U.S. companies with meaningful foreign business exposure, over time we expect the impact of recent investor and currency flows to normalize and become a positive tailwind to companies with growing worldwide operations.

Portfolio Commentary

Our energy holdings had been notable outperformers in the portfolio through most of the 2014 until the fourth quarter. We own a group of energy companies with long-lived reserves, solid production opportunities, well-financed balance sheets, strong free cash flow

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

generation, and excellent management. During the fourth quarter however, we witnessed a steep and historically rapid drop in oil prices as energy production began to outstrip slowing demand worldwide. The Organization of Petroleum Exporting Countries (OPEC), in a surprising move, declined to reduce production levels to bring the market into balance at its November meeting. This decision, largely influenced by dominant swing producer Saudi Arabia, led to the dramatic drop in oil prices from the previous $90-100/barrel range into the low $50 range. Market turmoil ensued. The reasons proposed for this shocking decision are many, especially since it appears to be against the evident self-interests of the Saudis and all other OPEC members, include: 1) to inflict damage on other large oil producers Iran and Russia (even Venezuela) for their aggressive meddling and uncooperative geopolitical policies, 2) to strike a blow to U.S. shale oil production growth prospects since this new source of oil supply has been gaining substantial market share in recent years, and 3) to provide stimulus via lower energy prices to consumers in sagging-growth developed market economies as a charitable measure to Saudi’s Western friends. The reason may be any of these or a combination – we cannot know. However, the impact was swift and painful, throwing markets into turmoil and leading to losses in energy equities.

We believe our energy holdings represent tremendous value. While down modestly in price for the year, we bought them all at solid discounts to fair value – and the recent stock price drops leave them even more undervalued given a scenario of normalized oil prices. If oil stays in the $50/barrel range indefinitely, holding our energy stocks may prove frustrating. However, we believe such a scenario is unlikely beyond a few quarters since worldwide demand continues to increase as faster-growing developing economies grow their use (soaking up excess supply), the marginal costs of oil production is at least in $70+ for most new capacity (which will drive out smaller, inefficient producers and constrict supply), and the lower price is inflicting terrific damage to many oil-producing countries’ economies and government budgets – including Saudi Arabia (forcing eventual production discipline among major producers). Further, we believe OPEC may see a substantial long term prize for which it has decided to endure meaningful short term pain, and that prize may be sustainably higher oil prices for longer. It is worth noting that the difference between the oil supply “glut” versus demand that has caused so much turmoil is less than 1 million barrels/day in worldwide use on a base of over 93 million barrels/day of total demand. This gap would be closed within one year based on historical demand growth even at double the current $50 oil price. Should lower prices stimulate demand (a not-unknown economic phenomenon), prices may normalize higher faster. To us, energy stocks stand out as an area of extreme pessimism and meaningful undervaluation, and therefore future opportunity in an otherwise fully valued stock market.

The year 2014 was good to the domestic financial markets in many ways. The U.S. stock market was a notably strong outperformer among the developed countries, especially when

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

adjusted for currency. The surging dollar further provided an edge in that it appreciated against all major currencies worldwide, attracting investor flows into U.S. financial assets. Domestic stock exposure to the exclusion of any foreign influence paid off most handsomely. For U.S. based investors committing capital in foreign markets, the opposite effect held: markets returns were lower, and currency translation nicked returns when adjusted back to dollars. During the year, the Fund held approximately 25% in international equities – that is, in foreign companies traded in the U.S. as American Depository Receipts (ADRs) and in Canadian companies. We sold Teva Pharmaceutical, Grupo Televisa and America Movil at solid gains earlier in the year, but we continue to own European equities such as BP, Diageo, and Sanofi, among others. These strong multi-national companies often have similar business sales profiles (including internationally diversity) and profitability as U.S-based firms, but trade at healthy valuation discounts to domestic companies, and often pay higher dividends. The discounts arise from concerns over European economic performance and political policies, and are influenced by investor money flows into and out of different regions based on currency fluctuations or perceived geographic growth trends. We accept the inevitable currency volatility in the near term when we believe we can buy a comparable or better business domiciled abroad at a lower valuation. In 2014, owning such companies detracted from Fund performance due the underperformance of European equity markets (most were essentially flat for the year) and the strong dollar headwind, particularly in the last six months. However, we continue to hold our ADRs and expect the merits of the businesses and the current undervaluation to work in our favor over time.

U.S. investors have reaped healthy gains in recent years as domestic markets have more than tripled since early 2009 – and they seem to expect a whole lot more going into the New Year! Bullish expectations for U.S. stocks have rarely been higher when surveying a variety of historical sentiment indicators. Fund flows into equities reached all-time highs in December 2014 as investors seem ever more emboldened by the market’s march to new highs. Indeed, in 2014 the S&P 500 never experienced more than three days of lower closing prices as investors “bought the dip” every time the market dropped, a phenomena that has never occurred before. Coupled with historically elevated stock market valuations, we are ever more wary of an environment that allows little room for disappointment. It is at junctures such as these, when market participants are most aggressive and heedless of risks, that cautionary tendencies should be exercised. We believe 2015 will present challenges that will test currently elevated investor expectations and provide new opportunities on which we can capitalize.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Sector Commentary

Consumer

During the past six months our consumer holdings underperformed the sector as consumer discretionary stocks surged with investors flocking to companies seen as beneficiaries of lower oil prices. U.S. consumers will reap the short-term rewards of lower gasoline prices, and given their penchant for meager savings, likely spend more heavily on discretionary items. Our holdings are well underweighted in discretionary stocks due to high valuations in the sector. Conversely, branded consumer staples companies in which we are over-weighted languished due to their above-average international sales exposure (deemed a negative factor currently). We sold in full our position in PepsiCo, and moderated the Coca-Cola position, as the stocks appreciated toward our assessment of fair value. We also continued to accumulate shares of leading branded liquor producer Diageo ADR as the shares declined, with the company now our second largest portfolio holding. We initiated a new position in Comcast, the nation’s largest residential cable and internet access provider. The company, a prodigious and growing free cash flow generator for a must-have consumer service, is looking to merge with Time Warner Cable to further consolidate the industry. If the merger is approved by regulators abundant cost-savings and efficiency gains will be reaped in the combined entity; if not, Comcast is poised to grow sales methodically and generate improving return on equity. We also started a new position in UK-based Unilever Plc ADR, a diversified personal care, home care and packaged foods producer selling a wide array of brands worldwide – but with a particularly impressive market share position in emerging market economies nurtured over many decades.

Energy

The energy sector proved to be very difficult and is covered at length in the discussion above. While our holdings outperformed the energy sector, our over-weighted posture was unhelpful as energy stocks were down for the year due to the second half oil price collapse. We made no changes in our holdings as we feel we own exceptional companies with capable management teams, each chosen for its unique long-term strengths. Since we have not seen any stability to date in the oil markets after the OPEC-induced price shock, we are unlikely to make any new commitments to or changes in the sector until we see evidence of improvement in the supply/demand dynamic. This may take some time, but we believe the majority of pricing pressure on energy equities is likely behind us.

Financials

Financial stocks underperformed the stock market over the past six months and for the year. Real estate investment trusts (REITs) led returns in the sector as investors bid up their share prices in the thirst for higher yielding assets, while banks and insurers were underperformers.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Our equally weighted sector performance was largely in line with the index for the year, but underperformed in the last six months. The main reason for the underperformance was our holding in Credit Suisse ADR, the Swiss-based investment bank and wealth manager – which we decided to sell in full. When we bought the stock, we had expected the company to take aggressive action to reorganize and streamline its structure to enhance returns after settling regulatory problems in early 2014. However, we have seen little constructive action and have since become increasingly concerned over the asset holdings of European banks given the re-emerging instability within the European Union. We will continue to monitor the company closely for business progress; however we decided to sell at a small loss in order to sidestep potential further asset impairments. We sold the full positions in Berkshire Hathaway (Class B) and in Travelers shares as both stocks appreciated strongly toward fair value.

Health Care

The health care sector was the second strongest performer in the stock market this year (just behind Utilities). Express Scripts, the largest holding in the fund at the beginning of the period, was a notable outperformer as a strong earnings report and future guidance propelled the shares. We trimmed the position by one-third as the discount to fair value moderated. We also sold the last of our position in Teva Pharmaceutical as it reached full valuation.

Two new positions were initiated in international pharmaceuticals. Swiss-based Roche Holding ADR is one of the largest pharmaceuticals companies in the world – with a diverse portfolio of drugs and medical diagnostic products. The shares finally dropped to a sizable discount in December due to drug trial disappointments, allowing us to initiate a new position in the company. We also purchased a small position in UK-based GlaxoSmithKline ADR. Glaxo has been struggling with drugs moving off-patent and a near-term dearth of new drugs in its pipeline. Growth has slowed and the shares have languished as a result. We believe the company has an opportunity to pare its cost structure, sell assets and refocus its diverse product portfolio. Glaxo generates significant excess cash and pays a good dividend, but can do much more to increase efficiency and improve shareholder returns. The largest factor for sector underperformance in the six month period was a decrease in the share price of France-based Sanofi ADR. The company had a solid earnings report, but noted that its leading diabetes drug would experience slowing sales trends due to pricing pressures from competitive products. More importantly, its well-thought-of CEO Christopher Viehbacher was dismissed by the board of directors due to “cultural differences.” While this proved a short term setback, we ultimately decided to add to the position due to Sanofi’s growing pipeline of new drugs coming to market, a diverse and growing worldwide sales base, and the steep share undervaluation.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Industrials & Materials

Sector exposure has been less than the index levels all year due to the lack of undervalued opportunities. Fund holdings have outperformed those in the sector for the year. In the past six months, we continued to add to our fertilizer positions on share price weakness as we anticipate firming prospects for Agrium and Potash Corp. from current weak industry conditions. Agrium saw shareholder activist ValueAct Capital take a significant 5.5% position in the company. We see meaningful undervaluation in the shares, and the presence of this new holder both reinforces our view and could lead to more steps to unlock value in the future. We sold our small position in NOW, Inc., the distributor of oilfield service products spun off from National Oilwell Varco.

Technology

The Fund technology holdings underperformed for the both the quarter and the year due to the sector underweight and lower appreciation than the index components. The Fund owns more mature, high free cash flow generating companies; index performance was mainly helped by strongly performing “new” tech such as social media and cloud companies whose valuations are too extreme to justify our attention, and of course Apple Inc. which seems to move higher each and every day. Stock price momentum was a significant outperformance factor in the market during 2015, and technology was a sector in which momentum was widely impactful. Late in the year, we added two new positions. PTC, Inc. (the former Parametric Technology) and Informatica. PTC is a leading software computer-aided design company with a fast growing business focused on Internet-of-Things applications (connecting physical products via the internet to allow real time management and monitoring). Informatica provides software and services which help its customers manage, manipulate and analyze corporate data to improve business intelligence and operating performance. We also doubled the position in Qualcomm on an overreaction to a challenging quarterly earnings report. It is now the largest tech holding in the portfolio selling at just 10x earnings net of cash on the balance sheet. The company possesses an enviable patent portfolio that supports high margin royalty sales to wireless device producers worldwide, and generates abundant free cash flow which is reinvested in a strong R&D effort and in a growing share repurchase program.

Telecommunication Services

We introduced a position in domestic telecomm provider Verizon Communications. The company’s legacy cash-cow landline business is mature and declining, while its wireless presence continues to grow. Last year, Verizon bought Vodafone’s 45% stake in Verizon Wireless and now owns the entire entity, allowing for more aggressive management measures to improve operating efficiency and reinvestment to expand network capabilities. We expect improving returns on capital over time as result.

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Summary

The bull market in U.S. equities is now almost six years long and has seen one of the sharpest moves higher over its duration in market history. The predominant factor in this extended cycle has been the unprecedented central bank stimulus worldwide. Monetary expansion in the large developed economies has been extremely aggressive, sustained and directly geared to support financial markets. Interest rates have been reduced to near-zero in efforts to stimulate economic growth. At every juncture when markets begin to trade lower or become turbulent, or when indicators of economic activity begin to degrade, central banks have stepped in with renewed vigor to provide yet further stimulus. Central banks, and the confidence and belief that they represent a reliable backstop, have thus become the major lynchpin for aggressive investor commitments in financial markets. Economic growth rates and corporate profits have improved in the U.S. over these years – but not as much as stock market valuation, which has continued to expand even as the earnings cycle has now reached maturity. Already NIPA (national income and product accounts) profits and margins which measure total U.S. economic performance, produced by the Bureau of Economic Analysis, have begun to decrease from all-time high levels. Investors seem to be ignoring signs of waning, or at least challenging, corporate profitability trends especially compared with ebullient expectations now discounted in market valuations.

We are becoming progressively more concerned about high stock valuations, unreasonably high investor expectations evident in sentiment indicators, and misplaced faith in central bank prowess (given a checkered history of monetary conduct) as at any time in many years. Investors expect too much, the anemic economic environment (both in the U.S. and abroad) does not support heady expectations for the future earnings growth, and central banks’ impact is waning given that they have already spent their most impactful monetary ammunition. Simply stated, this is a time to be very careful. The rise in stock market volatility is a possible precursor to changing investor expectations, which we see continuing in the quarters ahead as valuations become aligned with more realistic growth prospects for many companies.

We thank you for in entrusting the management of your assets to us as fellow shareholders.

Sincerely,

Van Harissis, CFA

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2015

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Cumulative**	Annualized
CIPMX	2.77%	8.83%	14.82%	15.19%	—	93.43%	10.54%
Russell Mid Cap	5.68%	13.66%	18.42%	17.62%	—	93.60%	10.55%
CIPSX	3.84%	2.88%	12.70%	14.72%	9.98%	157.75%	9.76%
Russell 2000	4.72%	4.41%	15.27%	15.66%	7.87%	110.51%	7.59%

†	Champlain MidCap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

In recent years, the Federal Reserve’s Zero Interest Rate Policy (ZIRP) has benefitted lower quality companies (e.g. non-earners and highly indebted companies) disproportionately more than it has high quality companies (e.g. high return companies with strong balance sheets). If your patience with this theme is wearing thin, we understand. But we must remind ourselves that it is periods like this one that make the process of investing difficult, but ultimately rewarding. To highlight the extent of this bid for lower quality stocks, let us summarize a recent Furey Research Partners report which revealed that loss-making companies – any company whose median annual net income over the past 10 years (or as long as the company has data) is less than zero – have outperformed profitable companies by 200 basis points over the past three years on an annualized basis. Yet, on average, these loss-makers have historically underperformed by 700-900 basis points on an annualized basis in any given three year period since 1989. The Furey report also highlights that small cap loss-making companies have contributed 19% of the overall Russell 2000 index’s total return since the low of 2009! Our investment process and your two Funds have been competing against this relative tailwind for the shares of low quality companies since the lows of early 2009. Although we are not content with your Fund’s results, we are not discouraged. Nor has our discipline wavered.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Given the lower level of business model and valuation risk imbedded in your Funds, we are encouraged that your Fund’s results are not further behind their benchmarks. We think the returns are satisfactory when we consider the lower volatility and lower downside capture these two Funds have historically demonstrated. We continue to believe that our disciplined process of investing your capital into companies that earn a consistently strong return on shareholder capital and which trade at a discount to their Intrinsic or Fair Value is a reliable approach to wealth creation. Since 2009, the contest between active strategies that focus on fundamentally strong companies, such as your two Funds, and the benchmarks has been pretty much a downhill only race. We have yet to see what happens when the cost of money (interest rates) normalizes or when the economy turns noticeably weaker and the contest shifts to more of an uphill section of the race. Should the grade shift to a steeper pitch, we expect your Funds to outperform and expand their long-term advantage commensurate with the increased difficulty of the terrain or higher grade. Once we experience a full market cycle post the March 2009 lows, we expect that both Funds will have once again clearly demonstrated the attractiveness of our disciplined investment process.

This current era of free money, on a global basis, has created capital market imbalances that will likely yield unintended consequences and surprising bouts of volatility in the years to come. Just look at the reaction to the Swiss National Bank’s decision to lift their currency’s peg to the Euro. Central bank policies around the world have elevated asset prices and pulled forward future investment returns. Accordingly, forward looking equity returns will likely be muted in comparison to the past 3 and 5-year returns as many valuation metrics look stretched and/or historically high. Quality seems long overdue for a bout of relative outperformance though as the absolute valuations generally remain reasonable and the valuations relative to the overall market and low quality equities look even more attractive generally. This outperformance could arise if stock market leadership shifts to quality or we experience volatility induced by rising interest rates or a weaker than anticipated economy and/or deteriorating corporate profits. Importantly, both of your Funds remain substantially more invested in high quality shares than both of their benchmarks as measured by Gross Profitability (a measure of profitability) and EVA margin (another measure of profitability as well as management’s capital allocation prowess). Both of your Funds were priced at a discount to their benchmarks as of the end of 2014 using the Weighted Harmonic Average P/E ratio, a measure that accounts for the companies not earning profits. This valuation advantage is most extreme for your Small Company Fund relative to the Russell 2000.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Technology

In both Funds, we maintain our historical bias for corporate process-oriented software companies. We are finding value in the shares of companies that are positioned to participate in the growing demand for machinery and equipment to be “smart” and connected to the web. Recently purchased Mentor Graphics for the Small Company Fund and PTC, Inc for the Mid Cap Fund should benefit from the unfolding Internet of Things (IOT) by providing the software to help engineers design “smart” and connected equipment; and in the case of PTC, also manage a product’s lifecycle and any of the data obtained from such products. Our enthusiasm for the Small Company Fund holding Qualys (cyber security software) has been well rewarded thus far. Although we have recently trimmed the position, we continue to be impressed with management’s vision and execution. In the Mid Cap Fund, we recently started a small position in Fortinet, another leading cyber security software provider.

The Mid Cap Fund faced particularly strong relative headwinds in this sector from the outperformance of cyclical semiconductors over the past year. Despite their lagging performance this past year, we remain enthusiastic about the secular opportunity with the Programmable Logic Device makers Altera and Xilinx.

In the Mid Cap Fund, we eliminated the position in Intuit as the shares reached our Fair Value estimate and market cap moved well past our definition of Mid Cap. We added meaningfully to WEX as fears that lower fuel prices would erode earnings caused a sharp sell-off in the shares. We remain encouraged by the company’s efforts to expand the business beyond fleet fuel cards and into payments for online travel bookings and processing of consumer’s payments from their Health Savings Accounts (HSAs). In the Small Company Fund, we eliminated E2open and SciQuest while also adding to WEX, Inc. as well as PROS Holdings, a provider of software for helping corporations optimize their pricing strategies for both products and services. These sales and adds in the Small Company Fund are consistent with our goal to continuously high-grade the Funds’ holdings at the expense of our fundamentally weakest companies as the opportunity set evolves.

Industrials and Materials

The industrial holdings in both strategies have been relatively weak the past 6 months primarily because of their exposure to the energy sector and the strong U.S. Dollar. Although capital spending in the energy patch is being cut dramatically this year, we do not expect that to be a permanent condition as the rapid depletion rates in shale-oil plays and steady depletion globally coupled with still growing demand will require renewed investment in

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

exploration and drilling. Most if not all of the diversified manufacturers in your funds should continue to grow – both organically and through acquisitions – as well as to earn attractive returns on capital despite their modest energy and more meaningful foreign markets exposures. We used the low price of oil/strong Dollar/weak Europe growth scare this fall and winter to add meaningfully to Rockwell Automation and start a new position in filter maker Donaldson Company in the Mid Cap Fund. Rockwell Automation should continue to grow profitably as tighter labor markets and a strong U.S. Dollar keep companies searching for productivity gains in the factory. The need to make prior factory automation investments more secure from a cyber-security perspective gives Rockwell another opportunity to engage customers. With an impressive new CEO and the most attractive relative valuation in many years, we are excited to once again have exposure to Donaldson. We also started a new position in filter and thermal barrier maker Lydall and added incrementally on weakness to several of the machinery holdings in the Small Company Fund over the past few months. However, a very full valuation for Landstar System warranted the elimination of that holding. The sale of Mistras Group is another indication of our ongoing diligence to high-grade your holdings.

Energy

To be sure, we were not cautious enough about the risk of the oil market becoming oversupplied, and we certainly didn’t expect to see Saudi Arabia start a price war to protect market share. Although our modest exposure to the E&P industry was limited to companies that we believed were materially undervalued, that isn’t the same idea as being immunized against a sharp decline in the price of oil. Because it is difficult to know how far Saudi Arabia is willing to let the price of oil fall and for how long they are willing to let it stay under the $80-$100/bbl that is required to balance most OPEC nations’ budgets; we have been reluctant to add to our positions. However, we have also been reluctant to abandon our post. As is typical for Champlain, we upgraded our holdings in this sector in the event oil remains depressed for an extended period of time.

Specifically, in the Small Company Fund we sold the small positions in Resolute Energy and Northern Oil and Gas and replaced this exposure principally with a meaningful position in Denbury Resources, a long-time holding of our Mid Cap Fund that saw its market cap fall below our $2.5 billion maximum market cap guideline for new purchases. Having failed to execute an intended sale of their Enhanced Oil Recovery (EOR) assets earlier in 2014, Resolute presented risk to the portfolio given their high leverage which could make it difficult to weather a downturn in the price of oil without incurring meaningful equity dilution. Resolute was not highly leveraged at the time we purchased the position, and our

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

reluctance to sell after they leveraged up the balance sheet to acquire Permian Basin assets was predicated on management’s stated intention to monetize the firm’s EOR asset base and retire debt. Denbury has a more durable business model (better assets), stronger balance sheet, and better management team than both Resolute and Northern, while presenting comparable upside if the price of oil goes back to $60-$80/bbl.

In the Mid Cap Fund, we upgraded the Energy Equipment and Services exposure by swapping the Forum Energy Technologies weight for more exposure to Core Labs and Frank’s International. Core Labs is not as capital intensive or as exposed to the industry’s capital spending cycle as is Forum. Further, Core Labs has a history for exceptionally sound capital allocation that includes a strong commitment to returning excess capital to shareholders.

We remain cautious on calling the bottom in oil prices as we are mindful that the futures market remains crowded with speculators, domestic inventories are historically high with little spare storage capacity available, and weaker than anticipated growth in demand for oil may foreshadow an economic slowdown. That being said, the further oil falls below $50/bbl, the more we are likely to reweight this sector as the oil market has historically rebalanced itself. Indeed, miles driven have increased at the fastest pace in 3 decades. Further, the shale oil producers will see meaningful decline in production within a year after they slow drilling activity because of rapid depletion rates. As well, in years to come, depletion also will take its inexorable toll on global production. So, while we do expect drilling and recompletion activity to drop off in 2015, we may not see dramatic cuts persist. When oil prices rebound, we expect Equipment and Services companies to perform strongly because keeping global production levels steady (outside of Saudi Arabia) remains a capital and technology intensive endeavor.

Consumer

During the past 6 months, we continued to build up the positions in bread baker Flowers Foods and spice and seasoning maker McCormick & Company for the Mid Cap Fund. McCormick dominates the global spice and seasoning market with the next largest competitor only about a third as big in terms of market share. In the Small Company Fund, we added to the shoe maker Wolverine Worldwide. The strong U.S. Dollar punished the valuation for Tupperware (a former Mid Cap holding) while pushing the mostly domestic focused Church & Dwight to a historically high absolute and relative valuation. Accordingly, we started a position in Tupperware while exiting the Church & Dwight position for your Mid Cap Fund. We also started a new position in Cabela’s, the retailer for recreational and outdoor gear and clothing. The company’s decision to open small, less capital intensive,

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

stores bodes well for future returns. We also believe investors don’t appreciate how strategically valuable their finance unit is from a customer data collection perspective. The shares of Cabela’s were selling at an attractive discount as difficult comps on gun sales have created lousy optics for the momentum investors who like to chase strong same store sales figures. In the Small Company Fund, we started a new position in Helen of Troy, a manufacturer of personal care products and appliances. The company has historically demonstrated sound capital allocation and high returns. A position in Bright Horizons Family also was initiated. This company was a former holding for your Fund prior to going private in 2008. We probably should have re-engaged with the shares when it first came back public in early 2013, but we were cautious about the high leverage. While these shares continue to trade at a healthy absolute valuation, we think this is a unique franchise that still sells at a discount to its Intrinsic or Fair Value and represents much better relative value in today’s environment. The degree of leverage has been moderated as well. The company has a highly visible growth path and has historically not been economically sensitive. Also, the positions in pet hospital chain VCA Inc. and the craft-brewed beer and pizza chain BJ’s were sold due to full valuations.

Financials

ZIRP has played a large role in the Financial sector in recent years. In particular, the hunt for yield has helped small cap Real Estate Investment Trusts (REITs) outperform noticeably while bank earnings (particularly at asset sensitive banks) have been hampered. Low interest rates have also helped enable the REIT industry to grow. We expect the eventual normalization for the cost of money will not only pressure the shares of REITs, it also will likely challenge the REIT business model. We certainly do not know when interest rates will normalize; but as they do, we suspect capital will be stranded or impaired in assets like REITs that have been bid up by the hunt for yield. On the other hand, we expect the insurance and bank holdings in both of your funds to earn more if interest rates increase. Importantly, rising interest rates are not necessary for your bank and insurance holdings to prosper and grow. We are mindful too that if the U.S. Government bond yields are going to trade closer to where Europe’s sovereign debt yields sit, the U.S. economy is going to be in a lot worse shape than we expect; and this will present fundamental risk to REITs and other cyclical industries that have been helped by ZIRP in recent years. Indeed, we could see a weak economy lead to concerns about earnings and dividend coverage and possibly cause the dividend yield relative to Government bonds to widen for REITs and other economically sensitive industries. We continue to like the relative prospects for our all-weather bank and insurance company holdings in both strategies – regardless of whether we face an inflationary or deflationary environment in the years ahead. To be sure though, we expect them to outperform more in an inflationary environment.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

In the Mid Cap Fund, we cut the weight for Northern Trust in late summer and added to Cullen Frost and Prosperity Bancshares as investor worries about the Texas economy caused the shares of these two well-managed banks to pull back sharply in late 2014. Similarly, we added to the Small Company Fund’s position in First Financial Bankshares, another Texas-based bank.

Health Care

Biotech stocks have been on fire in recent years. The number of biotech IPOs has surged past the peak of the genomics bubble in the early 2000s, and most of these IPOs are done with only early-stage preclinical or Phase 1 and Phase 2 drugs. With nearly 90% of Phase 2 drugs never marking it to market, it seems there is a lot of speculation happening in companies with untested drugs. We suspect this activity is unsustainable and likely signals large losses ahead for many biotech investors/speculators.

In the Mid Cap Fund, we eliminated Bio-Rad Laboratories and QIAGEN while starting new positions in Align Technologies and Waters Corporation. Align Technologies markets the leading Invisalign brand of orthodontic braces. Waters provides Ultra High Performance Liquid Chromatography equipment and related analytical software for research, life science and industrial applications including research, regulatory compliance, and quality control. We also added materially to cardiac pacing device maker St. Jude Medical while trimming Zoetis, the animal health spinoff from Pfizer, after a noted activist took a position in the shares and they substantially closed the discount to our Fair Value estimate. In September, Care Fusion agreed to be acquired by Becton Dickinson.

In the Small Company Fund, we started a new position in tubeless insulin pump maker Insulet Corporation after a new but accomplished CEO took over the helm. In addition to the compelling market opportunity in helping diabetics treat their condition more effectively, Insulet may have additional growth opportunities for their pump with chemotherapy and fertility treatment.

Final Thoughts

The magnitude of the Swiss Franc’s increase relative to the Euro following the decision earlier this year by the Swiss National Bank to abandon its peg to the Euro was stunning. It begs the questions of how much additional financial or capital market tension might be stored up because of global central bank intervention in other capital markets around the globe. And where and how might it next be released? It makes us wonder too if this event might represent a crack in traders’ and speculators’ faith in central banks. I refrain from using the word investor because I doubt many long-term investors actually put much faith in

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

central bankers. We certainly do not. We put our faith in the business models of the companies in which we invest your capital. Indeed, our investment process strives to have both Funds invested in companies that can prosper and grow in almost any environment, while protecting capital through the avoidance of business models and industries that are highly dependent on central banks keeping interest rates effectively at zero.

Respectfully yours,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL
COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

DEFINITION OF THE COMPARATIVE INDICES

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index® measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, based on a combination of the their market cap and current index membership.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Philip Morris International	4.89%
Diageo	4.80%
Suncor Energy	3.83%
General Electric	3.56%
Express Scripts Holding	3.50%
BP	3.15%
Sanofi	3.12%
American International Group	3.11%
QUALCOMM	2.96%
Deere	2.88%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

St. Jude Medical	3.39%
CareFusion	3.09%
Flowers Foods	2.91%
Verisk Analytics, Cl A	2.78%
Red Hat	2.76%
J.M. Smucker	2.69%
Sirona Dental Systems	2.55%
Bed Bath & Beyond	2.51%
Rockwell Automation	2.43%
Informatica	2.42%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Endurance Specialty Holdings	2.84%
CLARCOR	2.54%
Guidewire Software	2.33%
Fresh Market	2.33%
Wolverine World Wide	2.29%
Blackbaud	2.24%
CST Brands	2.24%
NuVasive	2.17%
Cepheid	2.12%
Integra LifeSciences Holdings	2.11%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2015
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.4%
	Shares	Value

CONSUMER DISCRETIONARY — 6.0%
Comcast, Cl A	3,000	$159,435
DIRECTV*	2,000	170,560
Sirius XM Holdings*	30,000	106,500

		436,495

CONSUMER STAPLES — 17.9%
Coca-Cola	3,500	144,095
Darling Ingredients*	6,000	101,880
Diageo ADR	3,000	354,390
Philip Morris International	4,500	361,080
Unilever ADR	3,500	153,895
Wal-Mart Stores	2,300	195,454

		1,310,794

ENERGY — 13.9%
BP ADR	6,000	232,980
Cameco	7,000	98,140
Devon Energy	2,000	120,540
Hess	1,600	107,984
National Oilwell Varco	3,300	179,619
Suncor Energy	9,500	283,195

		1,022,458

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 11.3%
American International Group	4,700	$229,689
Bank of New York Mellon	4,600	165,600
M&T Bank	1,000	113,160
U.S. Bancorp	3,400	142,494
Willis Group Holdings	4,100	177,530

		828,473

HEALTH CARE — 16.7%
Abbott Laboratories	4,000	179,040
Baxter International	2,200	154,682
Express Scripts Holding*	3,200	258,272
GlaxoSmithKline ADR	2,600	114,400
Johnson & Johnson	1,200	120,168
Roche Holding ADR	5,000	168,800
Sanofi ADR	5,000	230,450

		1,225,812

INDUSTRIALS — 6.5%
Deere	2,500	212,975
General Electric	11,000	262,790

		475,765

INFORMATION TECHNOLOGY — 15.9%
Altera	3,200	105,360
eBay*	2,500	132,500
Informatica*	3,000	125,055
International Business Machines	950	145,645
Microsoft	2,900	117,160
Oracle	4,500	188,505
PTC*	4,000	133,640
QUALCOMM	3,500	218,610

		1,166,475

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

MATERIALS — 4.6%
Agrium	1,300	$138,645
Potash Corporation of Saskatchewan	5,400	197,316

		335,961

TELECOMMUNICATION SERVICES — 1.6%
Verizon Communications	2,500	114,275

TOTAL COMMON STOCK (Cost $7,077,334)		6,916,508

CASH EQUIVALENT — 6.4%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010% (Cost $468,755)	468,755	468,755

TOTAL INVESTMENTS — 100.8% (Cost $7,546,089)		$7,385,263

Percentages are based on Net Assets of $7,324,885.
* Non-income producing security.
** The rate shown is the 7-day effective yield as of January 31, 2015.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2015
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%
	Shares	Value
CONSUMER DISCRETIONARY — 11.9%
Advance Auto Parts	47,000	$7,473,000
Bed Bath & Beyond*	225,000	16,823,250
Cabela’s*	189,400	10,407,530
CST Brands	175,000	7,542,500
John Wiley & Sons, Cl A	200,000	12,392,000
Panera Bread, Cl A*	80,000	13,748,800
Tupperware Brands	160,000	10,817,600

		79,204,680

CONSUMER STAPLES — 9.0%
Flowers Foods	1,000,000	19,560,000
J.M. Smucker	175,000	18,051,250
McCormick	185,000	13,207,150
Molson Coors Brewing, Cl B	120,000	9,111,600

		59,930,000

ENERGY — 3.6%
Core Laboratories	100,000	9,275,000
Denbury Resources	1,000,000	6,900,000
Frank’s International	404,900	6,628,213

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Oasis Petroleum*	100,000	$1,344,000

		24,147,213

FINANCIALS — 15.3%
Allied World Assurance Company Holdings	335,000	12,954,450
Arthur J. Gallagher	330,000	14,661,900
Commerce Bancshares	330,000	13,200,000
Cullen/Frost Bankers	180,000	11,214,000
Endurance Specialty Holdings	180,000	11,001,600
Northern Trust	230,000	15,037,400
Prosperity Bancshares	235,000	10,760,650
Willis Group Holdings	305,000	13,206,500

		102,036,500

HEALTH CARE — 24.8%
Align Technology*	150,000	7,957,500
C.R. Bard	60,000	10,261,800
CareFusion*	350,000	20,755,000
Cepheid*	250,000	14,127,500
Cooper	75,000	11,823,750
Edwards Lifesciences*	80,000	10,028,000
Mettler-Toledo International*	25,000	7,598,750
Sirona Dental Systems*	190,000	17,141,800
St. Jude Medical	345,000	22,725,150
STERIS	80,000	5,217,600
Teleflex	80,000	8,764,800
Waters*	75,000	8,928,750
Zimmer Holdings	80,000	8,968,000
Zoetis, Cl A	250,000	10,682,500

		164,980,900

INDUSTRIALS — 13.4%
Actuant, Cl A	300,000	6,933,000
CLARCOR	150,000	9,379,500
Donaldson	50,000	1,828,000
Dover	200,000	14,008,000

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — continued
Esterline Technologies*	100,000	$11,209,000
Parker-Hannifin	95,000	11,063,700
Rockwell Automation	150,000	16,338,000
Verisk Analytics, Cl A*	290,000	18,661,500

		89,420,700

INFORMATION TECHNOLOGY — 18.1%
Altera	435,000	14,322,375
ANSYS*	175,000	14,117,250
Fortinet*	30,000	896,850
Guidewire Software*	195,000	9,769,500
Informatica*	390,000	16,257,150
PTC*	365,000	12,194,650
Red Hat*	290,000	18,499,100
Solera Holdings	200,000	10,320,000
WEX*	160,000	14,728,000
Xilinx	240,000	9,258,000

		120,362,875

MATERIALS — 1.6%
Aptargroup	170,000	10,728,700

TOTAL COMMON STOCK (Cost $560,698,165)		650,811,568

CASH EQUIVALENTS — 3.1%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	19,935,210	19,935,210
Fidelity Treasury Portfolio, Cl I, 0.010%	549,323	549,323

TOTAL CASH EQUIVALENTS (Cost $20,484,533)		20,484,533

TOTAL INVESTMENTS — 100.8% (Cost $581,182,698)		$671,296,101

Percentages are based on Net Assets of $665,834,991.
* Non-income producing security.
** The rate shown is the 7-day effective yield as of January 31, 2015.
Cl — Class

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2015
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.1%
	Shares	Value

CONSUMER DISCRETIONARY — 7.1%
Bright Horizons Family Solutions*	86,300	$4,189,865
CST Brands	657,600	28,342,560
Helen of Troy*	120,000	9,026,400
John Wiley & Sons, Cl A	300,000	18,588,000
Wolverine World Wide	1,030,000	28,994,500

		89,141,325

CONSUMER STAPLES — 11.5%
B&G Foods	615,000	18,351,600
Casey’s General Stores	220,000	20,086,000
Elizabeth Arden*	320,000	4,729,600
Fresh Market*	775,000	29,535,250
Lancaster Colony	220,000	19,784,600
Post Holdings*	260,000	12,285,000
Snyder’s-Lance	830,000	24,144,700
TreeHouse Foods*	185,000	16,779,500

		145,696,250

ENERGY — 1.9%
Approach Resources*	430,000	2,696,100
Denbury Resources	1,325,000	9,142,500

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Forum Energy Technologies*	605,000	$9,347,250
Oasis Petroleum*	148,000	1,989,120

		23,174,970

FINANCIALS — 17.5%
Allied World Assurance Company Holdings	645,000	24,942,150
Argo Group International Holdings	390,000	20,861,100
Bryn Mawr Bank	320,000	9,328,000
Community Bank System	315,000	10,593,450
CVB Financial	1,190,000	17,385,900
Endurance Specialty Holdings	590,000	36,060,800
Financial Engines	515,000	18,488,500
First Financial Bankshares	347,200	8,575,840
Independent Bank	200,000	7,566,000
Navigators Group*	150,000	11,133,000
NBT Bancorp	295,000	6,787,950
Prosperity Bancshares	265,000	12,134,350
UMB Financial	550,000	26,686,000
Washington Trust Bancorp	295,000	10,802,900

		221,345,940

HEALTH CARE — 19.7%
Bio-Rad Laboratories, Cl A*	35,000	4,006,450
Cantel Medical	295,000	11,968,150
Cepheid*	475,000	26,842,250
Genomic Health*	405,000	13,073,400
Globus Medical, Cl A*	775,000	18,274,500
ICU Medical*	195,000	16,298,100
Insulet*	370,000	10,874,300
Integra LifeSciences Holdings*	480,000	26,745,600
Luminex*	145,000	2,559,250
Masimo*	445,000	11,356,400
Medidata Solutions*	235,000	10,102,650
NuVasive*	595,000	27,560,400
Omnicell*	405,000	12,891,150
Owens & Minor	220,000	7,530,600
STERIS	410,000	26,740,200

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
West Pharmaceutical Services	445,000	$21,942,950

		248,766,350

INDUSTRIALS — 16.8%
Aceto	320,000	6,208,000
Actuant, Cl A	755,000	17,448,050
Brady, Cl A	515,000	13,477,550
CLARCOR	515,000	32,202,950
EnPro Industries	150,000	8,899,500
Esterline Technologies*	225,000	25,220,250
Lydall*	216,000	5,950,800
Raven Industries	605,000	12,971,200
RBC Bearings	255,000	14,800,200
Ritchie Bros. Auctioneers	590,000	14,750,000
Standex International	185,000	12,966,650
TriMas*	960,000	25,910,400
WOODWARD	480,000	21,412,800

		212,218,350

INFORMATION TECHNOLOGY — 17.5%
Blackbaud	650,000	28,411,500
Bottomline Technologies*	440,000	10,898,800
Cardtronics*	590,000	19,829,900
FleetMatics Group*	590,000	20,891,900
Guidewire Software*	590,000	29,559,000
LogMeIn*	370,000	17,593,500
Mentor Graphics	166,300	3,826,563
PROS Holdings*	679,000	16,492,910
Qlik Technologies*	705,000	20,022,000
Qualys*	700,000	26,614,000
RealPage*	119,200	2,146,792
WEX*	265,000	24,393,250

		220,680,115

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

MATERIALS — 3.1%
American Vanguard	535,000	$5,981,300
H.B. Fuller	245,000	10,081,750
Innospec	200,000	7,894,000
Sensient Technologies	255,000	15,555,000

		39,512,050

TOTAL COMMON STOCK (Cost $970,626,828)		1,200,535,350

CASH EQUIVALENTS — 5.3%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	32,203,518	32,203,518
Fidelity Treasury Portfolio, Cl I, 0.010%	34,929,496	34,929,496

TOTAL CASH EQUIVALENTS (Cost $67,133,014)		67,133,014

TOTAL INVESTMENTS — 100.4% (Cost $1,037,759,842)		$1,267,668,364

Percentages are based on Net Assets of $1,263,167,308
* Non-income producing security.
** The rate shown is the 7-day effective yield as of January 31, 2015.
Cl — Class

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $7,546,089, $581,182,698 and $1,037,759,842, respectively)	$7,385,263	$671,296,101	$1,267,668,364
Receivable for Capital Shares Sold	—	1,407,202	386,419
Receivable for Investment Securities Sold	—	2,220,796	6,936,098
Receivable for Dividends and Interest	6,227	144,421	214,622
Receivable from Investment Advisor	2,690	—	—
Reclaim Receivable	726	—	—
Prepaid Expenses	3,951	33,795	36,073

Total Assets	7,398,857	675,102,315	1,275,241,576

Liabilities:
Payable for Investment Securities Purchased	60,819	7,964,212	4,128,419
Payable due to Transfer Agent	5,606	348,711	386,958
Payable due to Distributor	1,470	112,025	282,667
Payable due to Administrator	426	38,562	74,755
Payable due to Trustees	25	2,459	4,768
Chief Compliance Officer Fees Payable	16	1,082	3,580
Payable due to Investment Adviser	—	453,512	995,713
Payable for Capital Shares Redeemed	—	314,542	6,131,886
Other Accrued Expenses	5,610	32,219	65,522

Total Liabilities	73,972	9,267,324	12,074,268

Net Assets	$7,324,885	$665,834,991	$1,263,167,308

NET ASSETS CONSIST OF:
Paid-in Capital	$7,381,738	$554,635,799	$1,045,631,705
Distributions in Excess of Net Investment Income (Accumulated Net Investment Loss)	(1,673)	(292,985)	(3,466,944)
Accumulated Net Realized Gain (Loss)	105,646	21,378,774	(8,905,975)
Net Unrealized Appreciation (Depreciation) on Investments	(160,826)	90,113,403	229,908,522

Net Assets	$7,324,885	$665,834,991	$1,263,167,308

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund

ADVISOR CLASS SHARES:
Net Assets	$7,324,885	$527,402,765	$1,263,167,308
Shares Issued and Outstanding (unlimited authorization — no par value)	735,754	38,129,922	80,509,224
Net Asset Value, Offering and Redemption Price Per Share	$9.96	$13.83	$15.69

INSTITUTIONAL CLASS SHARES:
Net Assets	N/A	$138,432,226	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	9,904,476	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$13.98	N/A

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2015
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$73,016	$4,095,416	$5,571,782
Interest	25	1,195	2,605
Less: Foreign Taxes Withheld	(1,375)	(22,875)	(25,914)

Total Investment Income	71,666	4,073,736	5,548,473

Expenses
Investment Advisory Fees	24,461	2,791,518	5,958,717
Distribution Fees — Advisor Shares	9,408	702,647	1,655,198
Administration Fees	2,538	235,368	446,590
Trustees’ Fees	45	4,275	8,169
Chief Compliance Officer Fees	17	1,997	3,096
Offering Costs	26,907	—	—
Transfer Agent Fees	12,894	561,108	810,092
Custodian Fees	2,672	14,941	28,123
Registration Fees	2,316	25,336	18,691
Printing Fees	465	20,784	39,653
Professional Fees	188	17,626	33,835
Insurance and Other Expenses	276	8,229	15,269

Total Expenses	82,187	4,383,829	9,017,433

Less: Advisory Fees Waived	(24,461)	—	—
Reimbursement from Advisor	(14,448)	(14,311)	—
Fees Paid Indirectly(1)	(1)	(2,797)	(2,016)

Net Expenses	43,277	4,366,721	9,015,417

Net Investment Income (Loss)	28,389	(292,985)	(3,466,944)

Net Realized Gain on Investments	210,609	38,051,259	14,878,267
Net Change in Unrealized Appreciation (Depreciation) on Investments	(509,366)	(17,088,958)	38,641,443

Net Realized and Unrealized Gain (Loss) on Investments	(298,757)	20,962,301	53,519,710

Net Increase (Decrease) in Net Assets Resulting from Operations	$(270,368)	$20,669,316	$50,052,766

Amounts designated as “—” are $0.
(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Period Ended July 31, 2014(1)
Operations:
Net Investment Income	$28,389	$27,168
Net Realized Gain on Investments	210,609	176,246
Net Change in Unrealized Appreciation (Depreciation) on Investments	(509,366)	348,540

Net Increase (Decrease) in Net Assets Resulting from Operations	(270,368)	551,954

Dividends and Distributions from:
Net Investment Income	(57,230)	—
Net Realized Gain	(281,209)	—

Total Dividends and Distributions	(338,439)	—

Capital Share Transactions(2):
Advisor Shares:
Issued	517,599	7,125,079
Reinvestment of Distributions	338,439	—
Redeemed	(176,362)	(423,017)

Net Increase in Net Assets from Capital Share Transactions	679,676	6,702,062

Total Increase in Net Assets	70,869	7,254,016

Net Assets:
Beginning of Period	7,254,016	—

End of Period (including undistributed (distributions in excess of) net investment income of $(1,673) and $27,168, respectively)	$7,324,885	$7,254,016

(1)	Commenced operations on December 31, 2013.
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Operations:
Net Investment Loss	$(292,985)	$(1,119,116)
Net Realized Gain on Investments	38,051,259	80,033,892
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,088,958)	6,755,132

Net Increase in Net Assets Resulting from Operations	20,669,316	85,669,908

Distributions from:
Net Realized Gain:
Advisor Shares	(54,621,536)	(45,138,426)
Institutional Shares	(14,245,491)	(9,547,034)

Total Distributions	(68,867,027)	(54,685,460)

Capital Share Transactions(1):
Advisor Shares:
Issued	72,921,131	148,780,562
Reinvestment of Distributions	51,753,764	39,730,880
Redeemed	(128,538,427)	(154,139,212)

Increase (Decrease) in Advisor Shares Capital Share Transactions	(3,863,532)	34,372,230

Institutional Shares:
Issued	21,778,685	27,684,993
Reinvestment of Distributions	13,551,923	9,157,350
Redeemed	(15,731,694)	(18,287,790)

Increase in Institutional Shares Capital Share Transactions	19,598,914	18,554,553

Net Increase in Net Assets from Capital Share Transactions	15,735,382	52,926,783

Total Increase (Decrease) in Net Assets	(32,462,329)	83,911,231

Net Assets:
Beginning of Period	698,297,320	614,386,089

End of Period (including undistributed (accumulated net investment loss) of $(292,985) and $0, respectively)	$665,834,991	$698,297,320

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Operations:
Net Investment Loss	$(3,466,944)	$(6,556,477)
Net Realized Gain on Investments	14,878,267	87,583,784
Net Change in Unrealized Appreciation (Depreciation) on Investments	38,641,443	(21,495,722)

Net Increase in Net Assets Resulting from Operations	50,052,766	59,531,585

Distributions from:
Net Realized Gain	(79,707,878)	(110,403,820)

Total Distributions	(79,707,878)	(110,403,820)

Capital Share Transactions(1):
Issued	78,244,771	345,891,544
Reinvestment of Distributions	77,230,970	106,554,842
Redeemed	(150,905,817)	(209,086,073)

Net Increase in Net Assets from Capital Share Transactions	4,569,924	243,360,313

Total Increase (Decrease) in Net Assets	(25,085,188)	192,488,078

Net Assets:
Beginning of Period	1,288,252,496	1,095,764,418

End of Period (including undistributed (accumulated net investment loss) of $(3,466,944) and $0, respectively)	$1,263,167,308	$1,288,252,496

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Advisor Shares
	Six Months Ended January 31, 2015 (Unaudited)		Period Ended July 31, 2014(1)
Net Asset Value, Beginning of Period	$10.81		$10.00

Income from Operations:
Net Investment Income(2)	0.04		0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		0.77

Total from Operations	(0.37)		0.81

Dividends and Distributions from:
Net Investment Income	(0.08)		—
Net Realized Gains	(0.40)		—

Total Dividends and Distributions	(0.48)		—

Net Asset Value, End of Period	$9.96		$10.81

Total Return†	(3.59)%		8.10	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,325		$7,254
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.15	%**	1.15	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.18	%**	2.38	%**
Ratio of Net Investment Income to Average Net Assets	0.75	%**	0.74	%**
Portfolio Turnover Rate	24	%***	16	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares .
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	Commenced operations on December 31, 2013
(2)	Per share amount calculated using average shares.
**	Annualized
***	Not Annualized

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$14.92		$14.29		$11.33	$11.78		$9.82	$8.76

Income from Operations:
Net Investment Income (Loss)(1)	(0.01)		(0.03)		(0.01)	(0 .02)		(0.04)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.48		1.90		3.51	(0.08	)(2)	2.55	1.27

Total from Operations	0.47		1.87		3.50	(0.10)		2.51	1.25

Distributions from:
Net Realized Gains	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)	(0.19)

Total Dividends and Distributions	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)	(0.19)

Net Asset Value, End of Period	$13.83		$14.92		$14.29	$11.33		$11.78	$9.82

Total Return†	2.77%		13.65%		32.00%††	(0.67	)%††	26.06%††	14.31%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$527,403		$568,782		$509,234	$340,611		$213,204	$71,205
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30	%*	1.30	%(3)	1.30%	1.30%		1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.30	%*	1.29%		1.30%	1.34%		1.39%	1.37%
Ratio of Net Investment Loss to Average Net Assets	(0.13	)%*	(0.21)%		(0.06)%	(0.20)%		(0.33)%	(0.21)%
Portfolio Turnover Rate	25	%**	52%		50%	41%		33%	63%

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended January 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$15.05		$14.37		$11.37	$11.79		$11.08

Income from Operations:
Net Investment Income (Loss)(2)	0.01		0.01		0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.48		1.91		3.53	(0.08	)(3)	0.72

Total from Operations	0.49		1.92		3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	—		—		(0.01)	—		—
Net Realized Gains	(1.56)		(1.24)		(0.54)	(0.35)		—

Total Dividends and Distributions	(1.56)		(1.24)		(0.55)	(0.35)		—

Net Asset Value, End of Period	$13.98		$15.05		$14.37	$11.37		$11.79

Total Return†	2.89%		13.94%		32.41%	(0.41)%		6.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$138,432		$129,515		$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05	%*	1.05	%(4)	1.06%	1.05%		1.05	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.05	%*	1.04%		1.06%	1.09%		1.19	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10	%*	0.04%		0.19%	0.05%		(0.08	)%**
Portfolio Turnover Rate	25	%**	52%		50%	41%		33	%‡

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.

(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$16.05		$16.82	$14.22		$15.35		$12.02		$10.58

Income (Loss) from Operations:
Net Investment (Loss)(1)	(0.04)		(0.09)	(0.02)		(0.08)		(0.05)		(0.04)
Net Realized and Unrealized Gain on Investments	0.71		1.06	4.24		0.22		3.38		1.48

Total from Operations	0.67		0.97	4.22		0.14		3.33		1.44

Distributions from:
Net Realized Gains	(1.03)		(1.74)	(1.62)		(1.27)		—		—

Total Distributions	(1.03)		(1.74)	(1.62)		(1.27)		—		—

Net Asset Value, End of Period	$15.69		$16.05	$16.82		$14.22		$15.35		$12.02

Total Return†	3.84%		5.70%	32.52%		1.38%		27.70%		13.61%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,263,167		$1,288,252	$1,095,764		$778,619		$834,360		$651,325
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.36	%*	1.36%	1.38	%(2)	1.40	%(2)	1.40	%(2)	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.36	%*	1.36%	1.38%		1.38%		1.38%		1.42%
Ratio of Net Investment Income to Average Net Assets	(0.52	)%*	(0.55)%	(0.11)%		(0.52)%		(0.31)%		(0.34)%
Portfolio Turnover Rate	12	%**	36%	50%		37%		38%		42%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Champlain All Cap Fund, Champlain Mid Cap Fund and Champlain Small Company Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds. The Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion, the Champlain Small Company Fund’s invests in small companies with market capitalization of less than $2.5 billion and the Champlain All Cap Fund invests primarily (at least 80%) in equity securities. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain All Cap Fund commenced operations on December 31, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2015, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

As of January 31, 2015, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year/period ended January 31, 2015, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months period ended January 31, 2015 the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months period ended January 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2015, the All Cap Fund was charged $2,538, the Mid Cap Fund was charged $235,368, and the Small Company Fund was charged $446,590 for these services.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months period ended January 31, 2015, the All Cap Fund earned credits of $1, the Mid Cap Fund earned credits of $2,797, and the Small Company Fund earned credits of $2,016 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65%, 0.80% and 0.90% of the All Cap Fund, Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the All Cap Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.15%, 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2015 for the All Cap Fund, Mid Cap Fund and Small Company Fund. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. At January 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $15,035 and $29,557 expiring in 2016 and 2017, respectively for Mid Cap Fund, $6,915 and $77,109 expiring in 2017 and 2018, respectively for the All Cap Fund.

6. SHARE TRANSACTIONS:

Champlain All Cap Fund	Six Months Ended January 31, 2015 (Unaudited)	Period Ended July 31, 2014(1)
Advisor Shares
Issued	48,567	712,425
Reinvestment of Distributions	32,249	—
Redeemed	(16,220)	(41,267)

Net Advisor Class Shares Capital Share Transactions	64,596	671,158

Net Increase in Shares Outstanding from Share Transactions	64,596	671,158

(1) Commenced operations on December 31, 2013.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

Champlain Mid Cap Fund	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Advisor Shares
Issued	4,887,034	10,116,133
Reinvestment of Distributions	3,614,090	2,837,920
Redeemed	(8,481,119)	(10,469,665)

Net Advisor Class Shares Capital Share Transactions	20,005	2,484,388

Institutional Shares
Issued	1,406,212	1,876,269
Reinvestment of Distributions	937,201	649,919
Redeemed	(1,046,018)	(1,237,460)

Net Institutional Class Shares Capital Share Transactions	1,297,395	1,288,728

Net Increase in Shares Outstanding from Share Transactions	1,317,400	3,773,116

Champlain Small Company Fund	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Advisor Shares
Issued	4,801,140	21,055,856
Reinvestment of Distributions	4,677,830	6,610,102
Redeemed	(9,241,528)	(12,543,867)

Net Increase in Shares Outstanding from Share Transactions	237,442	15,122,091

7. INVESTMENT TRANSACTIONS:

For the six months period ended January 31,2015, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain All Cap Fund	$2,267,298	$1,700,946
Champlain Mid Cap Fund	169,877,650	212,009,904
Champlain Small Company Fund	148,069,057	264,322,822

There were no purchases or sales of long-term U.S. Government securities for any of the funds.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, result in reclassifications to undistributed net investment income (loss), and accumulated net realized gain (loss).

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$14,934,678	$39,750,782	$54,685,460
2013	11,511,213	8,698,864	20,210,077

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$21,664,770	$88,739,050	$110,403,820
2013	14,303,881	72,172,011	86,475,892

The All Cap Fund had no dividends or distributions for the period ended July 31, 2014.

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

	All Cap Fund	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$203,414	$11,741,903	$4,184,918
Undistributed Long-Term Capital Gain	—	41,218,456	55,399,514
Unrealized Appreciation	348,540	106,436,544	187,606,281

Other Temporary Differences	—	—	2

Total Distributable Earnings	$551,954	$159,396,903	$247,190,715

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

For Federal income tax purposes, the cost of securities owned at July 31, 2014, and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2015 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Champlain All Cap Fund	$7,546,089	$267,821	$(428,647)	$(160,826)
Champlain Mid Cap Fund	581,182,698	119,231,527	(29,118,124)	90,113,403
Champlain Small Company Fund	1,037,759,842	284,020,248	(54,111,726)	229,908,522

9. OTHER:

At January 31, 2015, 97% of the total shares outstanding of the All Cap Fund Advisor Shares were held by one shareholder; 34% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 67% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; and 64% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

The Mid Cap Fund and Small Company Funds, entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit; the Small Company Fund participates in a $60 million uncommitted, senior secured line of credit, which have expiration dates of February 18, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. On September 12, 2014, the Champlain Mid Cap Fund borrowed $633,000 at the interest rate of 3.25%. For the period ended January 31, 2015, there were no borrowings outstanding.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited)

Champlain All Cap Fund

Champlain Mid Cap Fund

Champlain Small Company Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 12, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT

(Unaudited) (Continued)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser was sufficient to support renewal of the Agreement. Investment Performance of the Funds and the Adviser.

The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT

(Unaudited) (Continued)

indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Champlain Mid Cap Fund relative to its benchmark and the underperformance of the Champlain Small Company Fund relative to its benchmark and peer group and the steps recently taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT

(Unaudited) (Concluded)

whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2014 through January 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/14	Ending Account Value 01/31/15	Annualized Expense Ratios	Expenses Paid During Period*
All Cap Fund
Actual Fund Return	$1,000.00	$964.10	1.15%	$5.69
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,027.70	1.30%	$6.64
Institutional	$1,000.00	$1,028.90	1.05%	$5.37
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.65	1.30%	$6.61
Institutional	$1,000.00	$1,019.91	1.05%	$5.35
Small Company Fund
Actual Fund Return	$1,000.00	$1,038.40	1.36%	$7.00
Hypothetical 5% Return	$1,000.00	$1,018.34	1.36%	$6.93

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect one-half year period).

54	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: April 8, 2015